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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: February 2, 2000
(Date of earliest event reported)

                       NISSAN AUTO RECEIVABLES CORPORATION
             ON BEHALF OF NISSAN AUTO RECEIVABLES 2000-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                        333-82763                       33-0479655
(State or Other Jurisdiction of      (Commission File Number)            (I.R.S. Employer
         Incorporation)                                                Identification No.)


                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013


ITEM 5. OTHER EVENTS

               On January 27, 2000, Nissan Auto Receivables Corporation ("NARC") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of January 27, 2000 (the "Purchase Agreement"), pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On January 27, 2000, Nissan Auto Receivables 2000-A Owner Trust (the "Trust"), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of December 21, 1999, as amended by the Amended and Restated Trust Agreement, dated as of January 27, 2000 (the "Amended and Restated Trust Agreement"), by and between NARC, as depositor, and Wilmington Trust Company, as owner trustee, entered into that certain Sale and Servicing Agreement, dated as of January 27, 2000 (the "Sale and Servicing Agreement"), with NARC, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on January 27, 2000, the Trust caused the issuance, pursuant to an Indenture, dated as of January 27, 2000 (the "Indenture"), by and between the Trust, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), of the Notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the "Notes"). Also on January 27, 2000, NARC, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of January 27, 2000 (the "Yield Supplement Agreement"), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on January 27, 2000, the Trust, as issuer, NMAC, as administrator, and the Indenture Trustee entered into that certain Administration Agreement, dated as of January 27, 2000, relating to the provision by NMAC of certain

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services relating to the Notes. The Notes, with an aggregate scheduled principal balance, as of January 27, 2000, of $758,130,000, were sold to Chase Securities Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated as of January 19, 2000, by and among NARC, NMAC and Chase Securities Inc., on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File
No. 333-82763).

               Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as
Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as
Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

        The exhibit number corresponds with Item 601(a) of Regulation S-K.

        Exhibit No.                Description
        -----------                -----------
        Exhibit 4.1                Sale and Servicing Agreement, dated as of
                                   January 27, 2000, by and among the Trust, as
                                   issuer, NARC, as seller, and NMAC, as
                                   servicer.

        Exhibit 4.2 Indenture, dated as of January 27, 2000, by and between the Trust, as issuer, and the Indenture Trustee.

        Exhibit 4.3                Purchase Agreement, dated as of January 27,
                                   2000, by and between NARC, as purchaser, and NMAC, as seller.

        Exhibit 4.4 Amended and Restated Trust Agreement, dated as of January 27, 2000, by and between NARC, as depositor, and Wilmington Trust Company, as Owner Trustee.

        Exhibit 4.5                Administration Agreement, dated as of January
                                   27, 2000, by and among the Trust, as issuer, NMAC, as administrator, and the Indenture
                                   Trustee.

        Exhibit 4.6                Yield Supplement Agreement, dated as of
                                   January 27, 2000, by and among NARC, as
                                   seller, NMAC, as servicer, and the Indenture
                                   Trustee.

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               Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                        NISSAN AUTO RECEIVABLES CORPORATION


                                        By: /s/ Tomoaki Shimazu
                                            ------------------------------------
                                            Name:  Tomoaki Shimazu
                                            Title: Treasurer, Assistant
                                                   Secretary and Director

February 2, 2000

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

        Exhibit No.                Description
        -----------                -----------
        Exhibit 4.1                Sale and Servicing Agreement, dated as of
                                   January 27, 2000, by and among the Trust, as
                                   issuer, NARC, as seller, and NMAC, as
                                   servicer.

        Exhibit 4.2 Indenture, dated as of January 27, 2000, by and between the Trust, as issuer, and the Indenture Trustee.

        Exhibit 4.3                Purchase Agreement, dated as of January 27,
                                   2000, by and between NARC, as purchaser, and NMAC, as seller.

        Exhibit 4.4 Amended and Restated Trust Agreement, dated as of January 27, 2000, by and between NARC, as depositor, and Wilmington Trust Company, as Owner Trustee.

        Exhibit 4.5                Administration Agreement, dated as of January
                                   27, 2000, by and among the Trust, as issuer, NMAC, as administrator, and the Indenture
                                   Trustee.

        Exhibit 4.6                Yield Supplement Agreement, dated as of
                                   January 27, 2000, by and among NARC, as
                                   seller, NMAC, as servicer, and the Indenture
                                   Trustee.